UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2010

CROWNBUTTE WIND POWER, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-156467	20-0844584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 5th Avenue NE Mandan, ND	58554
(Address of principal executive offices)	(Zip code)

(701) 667-2073
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

As previously announced, the Company had signed a non-binding term sheet with iStreet Global for $37.5 million in project debt financing for the Company's 19.5 MW Gascoyne I wind project in Bowman County, North Dakota.  The financing was expected to be completed on or around June 15, 2010.  On June 7, 2010, iStreet Global announced on its internet site that it “is not accepting any applications for direct lending until further notice,” and on June 8, 2010, the Company was notified by iStreet Global that the lender had elected not to proceed with the proposed Gascoyne I financing.

The Company is in negotiations with several groups who have expressed interest in financing the Company's three shovel-ready projects, including the Gascoyne I project, the Elgin project and the Wibaux project. The Company is also in negotiations with a number of entities who have expressed interest in purchasing one or more of the Company's projects.  As previously reported, although the Company has shifted the focus of its business towards ownership and operation of merchant wind parks that it develops, it also intends to sell one to two developed projects per year for the purpose of covering corporate expenses until such time it is able to generate sufficient revenues and cash flow solely from the ownership and operation of wind parks.  The Company believes that its attention to creating wind parks with grid interconnect capability makes its developed stable of projects very desirable to other companies with the financial wherewithal, because of the scarcity of wind parks not requiring substantial upgrades to the existing grid.  The sale of some projects will allow the Company to reevaluate the strategies being used presently to acquire sufficient capital to own and operate the developed wind generating facilities. There can be no assurance, however, either that construction financing for any projects will be obtained or that buyers will be found for any projects.

This report contains certain “forward-looking statements.”  All statements other than statements of historical facts included in this report, including, without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements. We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements.  For further information about the risks and uncertainties we face, see Item 1A, Risk Factors, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the Securities and Exchange Commission.

Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA CORTEZ ENERGY, INC.

Date: June 17, 2010	By:	/s/ Timothy H. Simons
Timothy H. Simons
Chief Executive Officer